                                                                    Exhibit 99.1


                        TERM SHEET DATED JUNE 17, 1999

                       Green Tree Financial Corporation
              Home Improvement and Home Equity Loan Trust 1999-B
                          $400,000,000 (Approximate)










-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by
Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any
of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED JUNE 17, 1999
                       Green Tree Financial Corporation
                             (Seller and Servicer)

         Green Tree Home Improvement and Home Equity Loan Trust 1999-B
                          $400,000,000 (Approximate)
                              Subject to Revision

                                              Pass-Through              Ratings            WAL at 100% of
      Notes               Amount            Rate/Tranche Type        (S&P/Moody's)       Prepay. Model (1)      Expected Maturity
      -----               ------            -----------------        -------------       -----------------      -----------------
To Call:
--------

Class A-1              $ 193,400,000              Fixed/Senior          AAA / Aaa                 3.63                  8/10

Class A-2              $ 100,000,000              Fixed/Senior          AAA / Aaa                 3.96                  8/10

Class M-1              $  34,600,000           Fixed/Mezzanine           AA / Aa3                 7.65                  8/10

Class M-2              $  23,600,000           Fixed/Mezzanine            A / A3                  7.65                  8/10

Class B-1              $  22,200,000         Fixed/Subordinate          BBB / Baa3                7.65                  8/10

Class B-2              $  26,200,000         Fixed/Subordinate          BBB- / Ba1                7.65                  8/10

To Maturity:
------------
Class A-1              $ 193,400,000              Fixed/Senior          AAA / Aaa                 3.77                  6/17

Class A-2              $ 100,000,000              Fixed/Senior          AAA / Aaa                 4.25                  6/19

Class M-1              $  34,600,000           Fixed/Mezzanine           AA / Aa3                 8.28                  6/19

Class M-2              $  23,600,000           Fixed/Mezzanine            A / A3                  8.28                  6/19

Class B-1              $  22,200,000         Fixed/Subordinate          BBB / Baa3                8.28                  6/19

Class B-2              $  26,200,000         Fixed/Subordinate          BBB- / Ba1                8.66                  6/24

--------------------
(1) The Notes will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 0% per annum of the then outstanding principal balance of the Contracts in the first month of the life of the Contracts and an additional 1.14% (precisely, 16/14%) per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter, the conditional prepayment rate is 16%.

ISSUER:                                     Green Tree Home Improvement and Home Equity Loan Trust 1999-B

SELLER/SERVICER:                            Green Tree Financial Corporation ("Green Tree")

INDENTURE TRUSTEE:                          U.S. Bank Trust National Association

OWNER TRUSTEE:                              Wilmington Trust Company

UNDERWRITER:                                Lehman Brothers

NOTE INSURER (Class A-1 & A-2):             Financial Security Assurance Inc.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman
                 Brothers account executive for another copy.

CUT-OFF DATE:                         May 1, 1999

EXPECTED PRICING:                     Week of June 14, 1999

EXPECTED SETTLEMENT:                  June 30, 1999  (the actual date of closing, the "Closing Date").

PAYMENT DATE:                         The 15th day of each  month  (or if such  15th day is not a  business  day,  the next succeeding business day) commencing in July 1999.

ERISA:                                It is expected that the Notes will be ERISA eligible.

TAX STATUS:                           The Notes will be treated as debt obligations.

OPTIONAL REDEMPTION:                  10% optional clean-up call.

COLLATERAL:                           Fixed-rate, home improvement contracts and promissory notes and fixed rate, closed-end home equity contracts (the "Contracts") secured by first, second, third, or fourth priority liens on the related properties and, in general, having a high combined loan-to-value ratio at origination.

ADDITIONAL COLLATERAL:                The data set forth below is based solely on the contracts identified for inclusion as of the
                                      Cut-off Date. Certain additional contracts will be added to the Trust on the Closing Date
                                      ("Additional Contracts"). It is expected that the Additional Contracts will have characteristics that are similar to the Initial Contracts.

CREDIT ENHANCEMENT:                   Credit enhancement with respect to the Notes will be provided by subordination and, with respect to the Class A Notes, the Financial Security Assurance Inc. ("FSA") insurance policy.

                                      (a) Subordination: The Class A Notes are senior to the Class M and the Class B Notes. The
                                          -------------
                                      Class M Notes are senior to the Class B Notes.

                                      Class A-1 and Class A-2:    26.65% subordination (Class M-1, M-2, B-1 and B-2 and
                                                                  Certificates)
                                      Class M-1:                  18.00% subordination (Class M-2, B-1 and B-2 and Certificates)
                                      Class M-2:                  12.10% subordination (Class B-1 and B-2 and Certificates)
                                      Class B-1:                  6.55% subordination (Class B-2 and Certificates)
                                      Class B-2:                  Limited  Guaranty  (which will not  benefit any other class directly or indirectly) and Certificates

                                      (b) FSA Insurance Policy: FSA will issue a financial guaranty note insurance policy pursuant
                                          --------------------
                                      to which it will irrevocably and unconditionally guarantee the timely payment of interest and ultimate payment of principal on the Class A-1 and Class A-2 Notes.

DISTRIBUTIONS:                        The amount available for payments on the Notes will generally consist of payments made on or in respect of the Contracts, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the
                                      Contracts, to Green Tree as the Guaranty Fee, and to the Owner Trust Certificateholders.

LOSSES ON LIQUIDATED
CONTRACTS:                            If Net Liquidation Proceeds from Liquidated Contracts in the respective collection period are less than the Scheduled Principal Balances of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Guaranty Fee otherwise payable to Green Tree, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as
                                      Green Tree is the Servicer), then the Class B-2 Noteholders, then the Class B-1 Noteholders, then the Class M-2 Noteholders and then the Class M-1 Noteholders.

 Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class A-1, A-2, M-1, M-2, B-1):      Following payment to FSA of the Premium Amount with respect to a Payment Date, interest will be distributable first to the Class A-1 and Class A-2 Notes, then to the Class M-1 Notes, then to the Class M-2 Notes and then to the Class B-1 Notes. Interest on the outstanding Class A-1
                                      Principal Balance, Class A-2 Principal Balance, Class M-1 Adjusted Principal Balance, Class M-
                                      2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment
                                      Date on which interest has been paid to, in each case, but excluding the following Payment
                                      Date. Interest on all Notes will accrue on a 30/360 basis.

                                      Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-
                                      Through Rate, to the extent legally permissible. Draws previously made under the Insurance
                                      Policy and any other amounts owed to FSA not previously reimbursed will be carried forward for reimbursement to FSA.

                                      The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1
                                      Liquidation Loss Principal Amount. The Class M-1 Principal Balance is the Original Class M-1
                                      Principal Balance less all amounts previously distributed on account of principal of the Class
                                      M-1 Notes.

                                      The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2
                                      Liquidation Loss Principal Amount. The Class M-2 Principal Balance is the Original Class M-2
                                      Principal Balance less all amounts previously distributed on account of principal of the Class
                                      M-2 Notes.

                                      The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1
                                      Liquidation Loss Principal Amount. The Class B-1 Principal Balance is the Original Class B-1
                                      Principal Balance less all amounts previously distributed on account of principal of the Class
                                      B-1 Notes.

PRINCIPAL
(Class A-1, A-2, M-1, M-2, B-1):      After the payment of all interest distributable to Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Noteholders, principal will be distributed in the following manner.

CLASS A PRINCIPAL:                    For purposes of determining the amount of principal due on the Class A Notes, the Contracts will be divided into two groups. Class A-1 Noteholders will be entitled to receive payments on the Group I contracts. Class A-2 Noteholders will be entitled to receive payments on the Group
                                      II contracts. Class A-1 Noteholders will be entitled to receive the Class A Percentage of the related Group Formula Principal Distribution Amount, until the Class A-1 Principal Balance has been reduced to zero. The Class A-2 Noteholders will be entitled to receive the Class A
                                      Percentage of the related Group Formula Principal Distribution Amount until the Class A-2
                                      Principal Balance has been reduced to zero.

                                      The Class A Percentage for any Payment Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Payment Date, and the denominator of which is the sum of (i) the Class A Principal Balance, (ii) if the Class M-1
                                      Distribution Test is satisfied on such Payment Date, the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Payment Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution
                                      Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, otherwise zero, and (v) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class
                                      B-2 Principal Balance, otherwise zero, all as of such Payment Date.

                                      The related "Group Formula Principal Distribution Amount" with respect to each Group and each
                                      Class A Note will generally be equal to the sum of (i) all scheduled payments of principal due on each outstanding Contract related to such Group during the related Due Period, (ii) the
                                      Scheduled Balance of each Contract related to such Group which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received

 Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      during such Due Period in respect of Contracts related to such Group, (iv) the scheduled principal balance of each Contract related to such Group that became a liquidated contract during such related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if
                                      (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal
                                      Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty
                                      Payment and corresponding reduction in the Class B-2 Principal Balance.

                                      If either the Class A-1 Notes or the Class A-2 Notes are retired, the remaining Class will be entitled to receive the Class A Percentage of the Formula Principal Distribution Amount.

                                      The Formula Principal Distribution Amount will generally be equal to the sum of (i) all scheduled payments of principal due on each outstanding Contract during the related Due
                                      Period, (ii) the Scheduled Balance of each Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of the Contracts, (iv) the scheduled principal balance of each Contract that became a liquidated contract during such related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the
                                      Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.

CLASS M-1 PRINCIPAL:                  Class M-1 Noteholders will be entitled to receive the Class M-1 Percentage of the Formula
                                      Principal Distribution Amount on each Payment Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied, until the Class
                                      M-1 Principal Balance has been reduced to zero.

                                      The Class M-1 Percentage for any Payment Date will equal (a) zero, if the Class A Principal
                                      Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Adjusted
                                      Principal Balance as of such Payment Date, and the denominator of which is the sum of (i) the
                                      Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, (iii) if the
                                      Class M-2 Distribution Test is satisfied on such Payment Date, the Class M-2 Adjusted
                                      Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, otherwise zero, and (v) if the
                                      Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Principal
                                      Balance, otherwise zero, all as of such Payment Date.

                                      The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied:
                                      (i) the Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency
                                      Ratio (as defined in the Agreement) as of such Payment Date, must not exceed 10% of the Senior
                                      Subordination Percentage (as defined below); (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Payment Date must not exceed a certain specified percentage of the
                                      Cut-off Date Pool Principal Balance, depending on the year in which such Payment Date occurs;
                                      and (iv) the sum of the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted Principal
                                      Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 53.30%.

                                      The Senior Subordination Percentage for any Payment Date will equal (a) on any Payment Date on which the Class A Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-1 Adjusted Principal Balance,
                                      if any, (ii) the Class M-2 Adjusted Principal Balance, if any, (iii) the Class B-1 Adjusted
                                      Principal Balance, if any, and (iv) the Class B-2 Principal Balance, if any, and the
                                      denominator of which is the Pool Scheduled Principal Balance of the Loans, (b) on any Payment
                                      Date on which the Class A Principal Balance has been reduced to zero and the Class M-1
                                      Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-2 Adjusted

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      Principal Balance, if any, (ii) the Class B-1 Adjusted Principal Balance, if any, and (iii)
                                      the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled
                                      Principal Balance of the Loans, (c) on any Payment Date on which the Class M-1 Principal
                                      Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the
                                      Class B-1 Adjusted Principal Balance, if any, and (ii) the Class B-2 Principal Balance, if
                                      any, and the denominator of which is the Pool Scheduled Principal Balance of the Loans, or (d)
                                      on any Payment Date on which the Class M-2 Principal Balance has been reduced to zero and the
                                      Class B-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Loans.

CLASS M-2 PRINCIPAL:                  Class M-2 Noteholders will be entitled to receive the Class M-2 Percentage of the Formula
                                      Principal Distribution Amount on each Payment Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance has been reduced to zero or (ii) the Class M-2 Distribution
                                      Test is satisfied, until the Class M-2 Principal Balance has been reduced to zero.

                                      The Class M-2 Percentage for any Payment Date will equal (a) zero, if the Class A Principal
                                      Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2
                                      Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Adjusted Principal Balance as of such Payment Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class
                                      M-1 Adjusted Principal Balance, if any, (iii) the Class M-2 Adjusted Principal Balance, (iv)
                                      if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted
                                      Principal Balance, and (v) if the Class B-2 Distribution Test is satisfied on such Payment
                                      Date, the Class B-2 Principal Balance, otherwise zero, all as of such Payment Date.

                                      The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied:
                                      (i) the Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency
                                      Ratio (as defined in the Agreement) as of such Payment Date, must not exceed 10% of the Senior
                                      Subordination Percentage; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool
                                      Principal Balance, depending on the year in which such Payment Date occurs; and (iv) the sum of the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance and the
                                      Class B-2 Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 36.00%.

CLASS B-1 PRINCIPAL:                  Class B-1 Noteholders will be entitled to receive the Class B-1 Percentage of the Formula
                                      Principal Distribution Amount on each Payment Date on which (i) the Class A Principal Balance,
                                      Class M-1 Principal Balance and Class M-2 Principal Balance has been reduced to zero or (ii)
                                      the Class B-1 Distribution Test is satisfied, until the Class B-1 Principal Balance has been reduced to zero.

                                      The Class B-1 Percentage for any Payment Date will equal (a) zero, if the Class A Principal
                                      Balance, Class M-1 Principal Balance and Class M-2 Principal Balance have not yet been reduced to zero and the Class B-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B-1 Adjusted Principal Balance as of such
                                      Payment Date, and the denominator of which is the sum of (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, if any, (iii) the Class M-2 Adjusted
                                      Principal Balance, if any, (iv) the Class B-1 Adjusted Principal Balance, and (v) if the Class
                                      B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Principal Balance, otherwise zero, all as of such Payment Date.

                                      The Class B-1 Distribution Test will be satisfied if each of the following tests is satisfied:
                                      (i) the Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency
                                      Ratio (as defined in the Agreement) as of such Payment Date, must not exceed 10% of the Senior
                                      Subordination Percentage; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool
                                      Principal Balance, depending

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      on the year in which such Payment Date occurs; and (iv) the sum of the Class B-1 Adjusted
                                      Principal Balance and the Class B-2 Principal Balance divided by the Pool Scheduled Principal
                                      Balance as of the immediately preceding Payment Date must be equal to or greater than 24.20%.

CLASS B-2 INTEREST:                   Interest on the outstanding Class B-2 Principal Balance will initially accrue from the Closing
                                      Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest on all Notes will accrue on a 30/360 basis.

                                      To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Notes, and (ii) the
                                      Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Noteholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                                      The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Notes.

                                      Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance
                                      Rate to the extent legally permissible.

CLASS B-2 PRINCIPAL:                  Class B-2 Noteholders will be entitled to receive the Class B-2 Percentage of the Formula
                                      Principal Distribution Amount on each Payment Date on which (i) the Class A Principal Balance,
                                      Class M-1 Principal Balance, Class M-2 Principal Balance and Class B-1 Principal Balance has
                                      been reduced to zero or (ii) the Class B-2 Distribution Test is satisfied, until the Class B-2
                                      Principal Balance has been reduced to zero.

                                      The Class B-2 Percentage for any Payment Date will equal (a) zero, if the Class A Principal
                                      Balance, Class M-1 Principal Balance, Class M-2 Principal Balance and Class B-1 Principal
                                      Balance have not yet been reduced to zero and the Class B-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B-2
                                      Principal Balance as of such Payment Date, and the denominator of which is the sum of: (i) the
                                      Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, if any,
                                      (iii) the Class M-2 Adjusted Principal Balance, if any, (iv) the Class B-1 Adjusted Principal
                                      Balance, if any, and (v) the Class B-2 Principal Balance, all as of such Payment Date.

                                      The Class B-2 Distribution Test will be satisfied if each of the following tests is satisfied:
                                      (i) the Payment Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency
                                      Ratio (as defined in the Agreement) as of such Payment Date, must not exceed 10% of the Senior
                                      Subordination Percentage; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool
                                      Principal Balance, depending on the year in which such Payment Date occurs; (iv) the Class B-2
                                      Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 13.10%; and (v) the Class B-2
                                      Principal Balance must not be less than $2,000,000.

                                      The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B-2 Percentage of the Formula Principal Distribution Amount for the Payment Date
                                      exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2
                                      Notes. On each Payment Date, Class B-2 Noteholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date

LIQUIDATION
LOSS INTEREST:                        Liquidation Loss Interest will be distributable first to the Class M-1 Notes, then to the
                                      Class M-2 Notes and then to the Class B-1 Notes. Interest on the outstanding Class M-1
                                      Liquidation Loss Principal Amount, Class M-2 Liquidation Loss Principal Amount and Class B-1
                                      Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a
                                      Liquidation Loss Principal Amount was incurred for that Class to but excluding the following
                                      Payment Date.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               INITIAL CONTRACTS


         The information concerning the Initial Contracts presented below is based on a pool originated through May 15, 1999 (the "Initial Contracts"). Green Tree intends to acquire and sell Additional Contracts to the Trust on the Closing Date. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts sold to the Trust will vary materially from those of the Initial Contracts herein.


                               INITIAL CONTRACTS


           Number of Contracts:                                12,624
           Wgt. Avg. Contract Rate:                            14.55%
           Range of Rates:                             6.94% - 20.14%
           Wgt. Avg. Orig. Maturity:                       232 months
           Wgt. Avg. Rem. Maturity:                        228 months
           Avg. Rem. Princ. Balance:                       $24,120.84
           Wgt Avg. CLTV                                      118.60%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF INITIAL CONTRACTS
                                                                                           % of Initial Contracts
                                             Number of             Aggregate Principal        by Outstanding
                       State                 Contracts             Balance Outstanding       Principal Balance
                         AL                     255                  $ 5,120,471.82                  1.68%
                         AR                      87                    1,531,703.83                  0.50%
                         AZ                     413                   11,124,010.79                  3.65%
                         CA                   1,117                   32,246,688.31                 10.59%
                         CO                     297                    7,164,349.74                  2.35%
                         CT                     198                    4,648,731.81                  1.53%
                         DC                       6                      110,507.87                  0.04%
                         DE                      63                    1,317,881.33                  0.43%
                         FL                     923                   22,748,539.46                  7.47%
                         GA                     433                   11,105,915.87                  3.65%
                         IA                     222                    4,350,194.53                  1.43%
                         ID                      93                    2,007,590.28                  0.66%
                         IL                     689                   16,010,695.38                  5.26%
                         IN                     326                    7,669,618.03                  2.52%
                         KS                     219                    4,131,508.28                  1.36%
                         KY                     159                    3,911,955.45                  1.28%
                         LA                     168                    3,695,306.18                  1.21%
                         MA                     128                    3,206,718.10                  1.05%
                         MD                     330                    9,101,298.55                  2.99%
                         ME                      40                    1,074,754.15                  0.35%
                         MI                     522                   12,020,519.40                  3.95%
                         MN                     287                    6,130,784.58                  2.01%
                         MO                     469                    9,683,776.00                  3.18%
                         MS                      92                    1,917,770.51                  0.63%
                         MT                      55                      971,405.65                  0.32%
                         NC                     295                    6,796,744.12                  2.23%
                         ND                      37                      779,983.27                  0.26%
                         NE                      89                    1,799,070.50                  0.59%
                         NH                      32                      782,423.27                  0.26%
                         NJ                     318                    9,280,675.60                  3.05%
                         NM                     114                    2,683,166.16                  0.88%
                         NV                     232                    6,178,596.50                  2.03%
                         NY                     643                   16,143,858.01                  5.30%
                         OH                     493                   10,596,490.15                  3.48%
                         OK                     115                    2,716,506.94                  0.89%
                         OR                     129                    3,352,733.08                  1.10%
                         PA                     534                   13,605,769.97                  4.47%
                         RI                      37                      755,181.40                  0.25%
                         SC                     229                    5,125,062.81                  1.68%
                         SD                      66                    1,254,554.48                  0.41%
                         TN                     242                    5,135,245.27                  1.69%
                         TX                      36                      785,003.99                  0.26%
                         UT                      87                    2,118,101.41                  0.70%
                         VA                     644                   15,719,718.18                  5.16%
                         VT                       5                      102,128.89                  0.03%
                         WA                     368                    9,503,376.27                  3.12%
                         WI                     181                    4,045,821.20                  1.33%
                         WV                      41                      922,805.65                  0.30%
                         WY                      66                    1,315,720.50                  0.43%
                                                 --                    ------------                  -----
                     Total:                  12,624                $ 304,501,433.52                100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                      CONTRACT RATES OF INITIAL CONTRACTS

                                                                                        % of Initial Contracts
                                            Number of            Aggregate Principal          by Outstanding
                Contract Rates              Contracts            Balance Outstanding        Principal Balance

               Less than 9.001%                  64                  $ 2,164,175.45                  0.71%
                 9.001%-10.000%                 184                    6,062,540.38                  1.99%
                10.001%-11.000%                 389                   13,639,987.96                  4.48%
                11.001%-12.000%                 575                   18,470,850.02                  6.07%
                12.001%-13.000%               1,170                   36,068,858.55                 11.85%
                13.001%-14.000%               1,643                   47,082,818.10                 15.46%
                14.001%-15.000%               2,216                   57,846,030.93                 19.00%
                15.001%-16.000%               2,495                   55,153,474.44                 18.11%
                16.001%-17.000%               2,272                   43,130,211.24                 14.16%
                17.001%-18.000%               1,195                   18,803,076.38                  6.18%
                18.001%-19.000%                 386                    5,635,437.01                  1.85%
           Greater than 19.000%                  35                      443,973.06                  0.15%
                                                 --                      ----------                  -----
         Total                               12,624                $ 304,501,433.52                100.00%


                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                                              % of Initial Contracts
                                              Number of           Aggregate Principal            by Outstanding
             Year of Origination              Contracts           Balance Outstanding           Principal Balance
                     1980                          1                      $ 14,178.43                  *
                     1990                          1                        20,938.46                0.01%
                     1996                          1                        31,477.69                0.01%
                     1997                         88                     2,682,897.02                0.88%
                     1998                      4,504                   115,940,916.71               38.08%
                     1999                      8,029                   185,811,025.21               61.02%
                                               -----                   --------------               ------
                    Total:                    12,624                 $ 304,501,433.52              100.00%

------------------------------
          * Indicates a percentage greater than 0% but less than 0.005%


              DISTRIBUTION OF CURRENT BALANCES OF INITIAL CONTRACTS

                                                                                            % of Initial Contracts
                                             Number of            Aggregate Principal             by Outstanding
              Current Balance                Contracts           Balance  Outstanding            Principal Balance
             Less than  10,000.00               857                   $ 8,128,440.52                  2.67%
              10,000.00-19,999.99             5,012                    77,353,197.86                 25.40%
              20,000.00-29,999.99             3,418                    84,816,862.01                 27.85%
              30,000.00-39,999.99             1,847                    64,157,880.44                 21.07%
              40,000.00-49,999.99             1,099                    48,446,269.16                 15.91%
              50,000.00-59,999.99               363                    19,408,577.55                  6.37%
           Greater than 59,999.99                28                     2,190,205.98                  0.72%
                                                 --                     ------------                  -----
                         Total               12,624                 $ 304,501,433.52                100.00%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

             DISTRIBUTION OF ORIGINAL BALANCES OF INITIAL CONTRACTS

                                                                                              % of Initial Contracts
                                            Number of              Aggregate Principal            by Outstanding
             Original Balance               Contracts              Balance  Outstanding          Principal Balance
             Less than  10,000.00               140                   $ 1,048,604.41                  0.34%
              10,000.00-19,999.99             5,141                    72,797,839.52                 23.91%
              20,000.00-29,999.99             3,745                    88,794,451.52                 29.16%
              30,000.00-39,999.99             1,972                    66,465,597.81                 21.83%
              40,000.00-49,999.99             1,155                    49,866,260.76                 16.38%
              50,000.00-59,999.99               417                    21,797,155.76                  7.16%
           Greater than 59,999.99                54                     3,731,523.74                  1.23%
                                                 --                     ------------                  -----
                         Total               12,624                 $ 304,501,433.52                100.00%



                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                                                              % of Initial Contracts
                                            Number of              Aggregate Principal              by Outstanding
               Months Remaining             Contracts              Balance Outstanding            Principal Balance
                    1-30                          1                        3,880.15                      *
                   31-60                        144                    2,059,663.97                   0.68%
                   61-90                         96                    1,603,609.49                   0.53%
                   91-120                     1,358                   25,446,308.90                   8.36%
                  121-150                        46                      970,140.63                   0.32%
                  151-180                     2,920                   70,413,011.52                  23.12%
                  181-210                       190                    4,135,327.92                   1.36%
                  211-240                     4,959                  105,580,921.09                  34.67%
                  271-300                     2,908                   94,213,231.40                  30.94%
                  331-360                         2                       75,338.45                   0.02%
                                                  -                       ---------                   -----
                     Total                   12,624                  304,501,433.52                 100.00%

------------------------------
          * Indicates a percentage greater than 0% but less than 0.005%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               GROUP I CONTRACTS

         The Contracts comprising Group I consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Group I Contract are secured by the related real estate. The information concerning the Group I Contracts presented below is based on a pool originated through May 15, 1999 (the "Group I Contracts").

                               GROUP I CONTRACTS

                    Number of Contracts:                       10,884
                    Wgt. Avg. Contract Rate:                   14.55%
                    Range of Rates:                    6.94% - 20.14%
                    Wgt. Avg. Orig. Maturity:              231 months
                    Wgt. Avg. Rem. Maturity:               228 months
                    Avg. Rem. Princ. Balance:              $24,225.23
                    Wgt Avg. CLTV:                            118.81%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received or reviewed this statement. If you have not received this statement, call your Lohman Brothers account executive for another copy.

     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF GROUP I CONTRACTS

                                                                                 % of Group I Contracts
                                Number of              Aggregate Principal          by Outstanding
         State                  Contracts              Balance Outstanding        Principal Balance
           AL                     228                $   4,586,785.21                  1.74%
           AR                      85                    1,482,185.12                  0.56%
           AZ                     363                    9,865,163.42                  3.74%
           CA                     816                   23,982,848.94                  9.10%
           CO                     239                    5,922,466.47                  2.25%
           CT                     171                    4,004,809.75                  1.52%
           DC                       5                       90,653.62                  0.03%
           DE                      57                    1,158,333.58                  0.44%
           FL                     816                   20,390,075.09                  7.73%
           GA                     401                   10,172,788.08                  3.86%
           IA                     200                    3,930,870.73                  1.49%
           ID                      72                    1,651,217.81                  0.63%
           IL                     599                   13,991,414.67                  5.31%
           IN                     298                    7,157,083.93                  2.71%
           KS                     202                    3,746,087.24                  1.42%
           KY                     152                    3,769,143.62                  1.43%
           LA                     145                    3,313,777.92                  1.26%
           MA                     119                    2,986,286.46                  1.13%
           MD                     282                    7,588,233.81                  2.88%
           ME                      37                    1,006,276.55                  0.38%
           MI                     450                   10,644,966.59                  4.04%
           MN                     227                    5,101,109.42                  1.93%
           MO                     408                    8,566,374.26                  3.25%
           MS                      89                    1,880,814.19                  0.71%
           MT                      38                      683,282.49                  0.26%
           NC                     279                    6,339,229.04                  2.40%
           ND                      26                      589,729.87                  0.22%
           NE                      83                    1,670,086.40                  0.63%
           NH                      32                      782,423.27                  0.30%
           NJ                     271                    7,938,299.89                  3.01%
           NM                      97                    2,298,736.91                  0.87%
           NV                     190                    5,196,115.48                  1.97%
           NY                     570                   14,093,979.51                  5.35%
           OH                     423                    9,029,731.24                  3.42%
           OK                     107                    2,586,542.60                  0.98%
           OR                     109                    2,893,902.02                  1.10%
           PA                     449                   11,648,221.11                  4.42%
           RI                      33                      673,169.95                  0.26%
           SC                     219                    4,845,362.42                  1.84%
           SD                      53                    1,015,893.67                  0.39%
           TN                     227                    4,848,985.13                  1.84%
           TX                      34                      738,336.27                  0.28%
           UT                      74                    1,844,225.20                  0.70%
           VA                     570                   13,611,776.99                  5.16%
           VT                       4                       89,856.36                  0.03%
           WA                     289                    7,723,797.41                  2.93%
           WI                     153                    3,533,887.50                  1.34%
           WV                      36                      810,480.44                  0.31%
           WY                      57                    1,191,534.72                  0.45%
                                   --                    ------------                  -----
        Total:                 10,884                $ 263,667,352.37                100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received or reviewed this statement. If you have not received this statement, call your Lohman Brothers account executive for another copy.

                      CONTRACT RATES OF GROUP I CONTRACTS

                                                                                                % of Group I Contracts
                                             Number of             Aggregate Principal              by Outstanding
            Contract Rates                   Contracts             Balance Outstanding            Principal Balance
               Less than 9.001%                 56                 $   1,888,786.36                  0.72%

                 9.001%-10.000%                 154                    4,892,094.15                  1.86%
                10.001%-11.000%                 335                   11,273,711.96                  4.28%
                11.001%-12.000%                 491                   15,659,953.74                  5.94%
                12.001%-13.000%               1,018                   31,551,293.14                 11.97%
                13.001%-14.000%               1,480                   42,653,809.89                 16.18%
                14.001%-15.000%               1,977                   51,992,859.33                 19.72%
                15.001%-16.000%               2,088                   46,538,938.89                 17.65%
                16.001%-17.000%               1,893                   35,974,619.48                 13.64%
                17.001%-18.000%               1,021                   15,946,924.86                  6.05%
                18.001%-19.000%                 340                    4,908,435.70                  1.86%
               Greater than 19.000%              31                      385,924.87                  0.15%
                                                 --                      ----------                  -----
         Total                               10,884                $ 263,667,352.37                100.00%

                   YEARS OF ORIGINATION OF GROUP I CONTRACTS

                                                                                            % of Group I Contracts
                                              Number of              Aggregate Principal          by Outstanding
             Year of Origination              Contracts              Balance Outstanding       Principal Balance
                     1996                          1                 $      31,477.69                0.01%
                     1997                         84                     2,532,325.81                0.96%
                     1998                      4,019                   104,668,774.76               39.70%
                     1999                      6,780                   156,434,774.11               59.33%
                                               -----                   --------------               ------
                    Total:                    10,884                 $ 263,667,352.37              100.00%

             DISTRIBUTION OF CURRENT BALANCES OF GROUP I CONTRACTS

                                                                                            % of Group I Contracts
                                             Number of             Aggregate Principal          by Outstanding
              Current Balance                Contracts             Balance Outstanding        Principal Balance
              Less than 10,000.00               730                 $   6,923,966.37                  2.63%
              10,000.00-19,999.99             4,236                    65,000,923.16                 24.65%
              20,000.00-29,999.99             2,939                    72,998,444.34                 27.69%
              30,000.00-39,999.99             1,702                    59,127,500.31                 22.43%
              40,000.00-49,999.99               966                    42,517,798.62                 16.13%
              50,000.00-59,999.99               289                    15,458,152.00                  5.86%
           Greater than 59,999.99                22                     1,640,567.57                  0.62%
                                                 --                     ------------                  -----
                         Total               10,884                 $ 263,667,352.37                100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received or reviewed this statement. If you have not received this statement, call your Lohman Brothers account executive for another copy.

            DISTRIBUTION OF ORIGINAL BALANCES OF GROUP I CONTRACTS

                                                                                            % of Group I Contracts
                                            Number of               Aggregate Principal          by Outstanding
             Original Balance               Contracts               Balance Outstanding         Principal Balance
              Less than 10,000.00               116                 $     866,515.62                  0.33%
              10,000.00-19,999.99             4,394                    62,040,703.27                 23.53%
              20,000.00-29,999.99             3,175                    75,566,008.51                 28.66%
              30,000.00-39,999.99             1,792                    60,464,878.13                 22.93%
              40,000.00-49,999.99             1,028                    44,295,404.66                 16.80%
              50,000.00-59,999.99               338                    17,668,733.81                  6.70%
           Greater than 59,999.99                41                     2,765,108.37                  1.05%
                                                 --                     ------------                  -----
                         Total               10,884                 $ 263,667,352.37                100.00%

               REMAINING MONTHS TO MATURITY OF GROUP I CONTRACTS

                                                                                            % of Group I Contracts
                                             Number of              Aggregate Principal          by Outstanding
               Months Remaining              Contracts              Balance Outstanding        Principal Balance
                        1-30                      1                $       3,880.15                     *
                       31-60                    118                    1,684,149.25                   0.64%
                       61-90                     87                    1,470,745.33                   0.56%
                      91-120                  1,177                   22,180,305.60                   8.41%
                     121-150                     40                      860,531.21                   0.33%
                     151-180                  2,593                   62,800,013.19                  23.82%
                     181-210                    167                    3,662,310.62                   1.39%
                     211-240                  4,129                   88,356,702.53                  33.51%
                     271-300                  2,570                   82,573,376.04                  31.32%
                     331-360                      2                       75,338.45                   0.03%
                                                  -                       ---------                   -----
                             Total           10,884                $ 263,667,352.37                 100.00%

------------------------------

* Indicates a percentage greater than 0% but less than 0.005%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call you Lehman Brothers account executive for another copy.

                              GROUP II CONTRACTS

         The Contracts comprising Group II consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Group II Contract are secured by the related real estate. The information concerning the Group II Contracts presented below is based on a pool originated through May 10, 1999 (the "Initial Group II Contracts"). Green Tree intends to acquire and sell Additional Group II Contracts to the Trust on the Closing Date. Although the characteristics of the final pool of Group II Contracts will differ from the characteristics of the Initial Group II Contracts shown below, Green Tree does not expect that the characteristics of the Additional Group II Contracts sold to the Trust will vary materially from those of the Initial Group II Contracts herein.

                          INITIAL GROUP II CONTRACTS

               Number of Contracts:                        1,740
               Wgt. Avg. Contract Rate:                    14.59%
               Range of Rates:                     8.75% - 19.69%
               Wgt. Avg. Orig. Maturity:              233 months
               Wgt. Avg. Rem. Maturity:               231 months
               Avg. Rem. Princ. Balance:              $23,467.86
               Wgt Avg. CLTV:                             117.27%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call you Lehman Brothers account executive for another copy.

 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF INITIAL GROUP II CONTRACTS

                                                                                            % of Initial Group II
                                              Number of            Aggregate Principal     Contracts by Outstanding
                       State                  Contracts            Balance Outstanding        Principal Balance
                         AL                      27                 $    533,686.61                  1.31%
                         AR                       2                       49,518.71                  0.12%
                         AZ                      50                    1,258,847.37                  3.08%
                         CA                     301                    8,263,839.37                 20.24%
                         CO                      58                    1,241,883.27                  3.04%
                         CT                      27                      643,922.06                  1.58%
                         DC                       1                       19,854.25                  0.05%
                         DE                       6                      159,547.75                  0.39%
                         FL                     107                    2,358,464.37                  5.78%
                         GA                      32                      933,127.79                  2.29%
                         IA                      22                      419,323.80                  1.03%
                         ID                      21                      356,372.47                  0.87%
                         IL                      90                    2,019,280.71                  4.95%
                         IN                      28                      512,534.10                  1.26%
                         KS                      17                      385,421.04                  0.94%
                         KY                       7                      142,811.83                  0.35%
                         LA                      23                      381,528.26                  0.93%
                         MA                       9                      220,431.64                  0.54%
                         MD                      48                    1,513,064.74                  3.71%
                         ME                       3                       68,477.60                  0.17%
                         MI                      72                    1,375,552.81                  3.37%
                         MN                      60                    1,029,675.16                  2.52%
                         MO                      61                    1,117,401.74                  2.74%
                         MS                       3                       36,956.32                  0.09%
                         MT                      17                      288,123.16                  0.71%
                         NC                      16                      457,515.08                  1.12%
                         ND                      11                      190,253.40                  0.47%
                         NE                       6                      128,984.10                  0.32%
                         NJ                      47                    1,342,375.71                  3.29%
                         NM                      17                      384,429.25                  0.94%
                         NV                      42                      982,481.02                  2.41%
                         NY                      73                    2,049,878.50                  5.02%
                         OH                      70                    1,566,758.91                  3.84%
                         OK                       8                      129,964.34                  0.32%
                         OR                      20                      458,831.06                  1.12%
                         PA                      85                    1,957,548.86                  4.79%
                         RI                       4                       82,011.45                  0.20%
                         SC                      10                      279,700.39                  0.68%
                         SD                      13                      238,660.81                  0.58%
                         TN                      15                      286,260.14                  0.70%
                         TX                       2                       46,667.72                  0.11%
                         UT                      13                      273,876.21                  0.67%
                         VA                      74                    2,107,941.19                  5.16%
                         VT                       1                       12,272.53                  0.03%
                         WA                      79                    1,779,578.86                  4.36%
                         WI                      28                      511,933.70                  1.25%
                         WV                       5                      112,325.21                  0.28%
                         WY                       9                      124,185.78                  0.30%
                                                  -                      ----------                  -----
                      Total:                  1,740                 $ 40,834,081.15                100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                 CONTRACT RATES OF INITIAL GROUP II CONTRACTS

                                                                                              % of Initial Group II
                                            Number of              Aggregate Principal       Contracts by Outstanding
             Contract Rates                 Contracts              Balance Outstanding          Principal Balance
             Less than 9.001%                     8                 $    275,389.09                  0.67%
                 9.001%-10.000%                  30                    1,170,446.23                  2.87%
                10.001%-11.000%                  54                    2,366,276.00                  5.79%
                11.001%-12.000%                  84                    2,810,896.28                  6.88%
                12.001%-13.000%                 152                    4,517,565.41                 11.06%
                13.001%-14.000%                 163                    4,429,008.21                 10.85%
                14.001%-15.000%                 239                    5,853,171.60                 14.33%
                15.001%-16.000%                 407                    8,614,535.55                 21.10%
                16.001%-17.000%                 379                    7,155,591.76                 17.52%
                17.001%-18.000%                 174                    2,856,151.52                  6.99%
                18.001%-19.000%                  46                      727,001.31                  1.78%
           Greater than 19.000%                   4                       58,048.19                  0.14%
                                                  -                       ---------                  -----
         Total                                1,740                 $ 40,834,081.15                100.00%

               YEARS OF ORIGINATION OF INITIAL GROUP II CONTRACTS

                                                                                               % of Initial Group II
                                               Number of             Aggregate Principal      Contracts by Outstanding
             Year of Origination               Contracts             Balance Outstanding         Principal Balance
                     1980                          1                  $     14,178.43                0.03%
                     1990                          1                        20,938.46                0.05%
                     1997                          4                       150,571.21                0.37%
                     1998                        485                    11,272,141.95               27.60%
                     1999                      1,249                    29,376,251.10               71.94%
                                               -----                    -------------               ------
                    Total:                     1,740                  $ 40,834,081.15              100.00%

        DISTRIBUTION OF CURRENT BALANCES OF INITIAL GROUP II CONTRACTS

                                                                                            % of Initial Group II
                                             Number of             Aggregate Principal     Contracts by Outstanding
             Current Balance                 Contracts             Balance Outstanding        Principal Balance
              Less than 10,000.00               127                  $  1,204,474.15                  2.95%
              10,000.00-19,999.99               776                    12,352,274.70                 30.25%
              20,000.00-29,999.99               479                    11,818,417.67                 28.94%
              30,000.00-39,999.99               145                     5,030,380.13                 12.32%
              40,000.00-49,999.99               133                     5,928,470.54                 14.52%
              50,000.00-59,999.99                74                     3,950,425.55                  9.67%
           Greater than 59,999.99                 6                       549,638.41                  1.35%
                                                  -                       ----------                  -----
                                              1,740                  $ 40,834,081.15                100.00%
                         Total

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

        DISTRIBUTION OF ORIGINAL BALANCES OF INITIAL GROUP II CONTRACTS

                                                                                            % of Initial Group II
                                              Number of             Aggregate Principal     Contracts by Outstanding
             Original Balance                 Contracts             Balance Outstanding        Principal Balance
              Less than 10,000.00                24                  $    182,088.79                  0.45%
              10,000.00-19,999.99               747                    10,757,136.25                 26.34%
              20,000.00-29,999.99               570                    13,228,443.01                 32.40%
              30,000.00-39,999.99               180                     6,000,719.68                 14.70%
              40,000.00-49,999.99               127                     5,570,856.10                 13.64%
              50,000.00-59,999.99                79                     4,128,421.95                 10.11%
           Greater than 59,999.99                13                       966,415.37                  2.37%
                                                 --                       ----------                  -----
                         Total                1,740                  $ 40,834,081.15                100.00%

          REMAINING MONTHS TO MATURITY OF INITIAL GROUP II CONTRACTS

                                                                                            % of Initial Group II
                                             Number of             Aggregate Principal     Contracts by Outstanding
               Months Remaining              Contracts             Balance Outstanding        Principal Balance
                     31-60                       26                 $    375,514.72                   0.92%
                     61-90                        9                      132,864.16                   0.33%
                     91-120                     181                    3,266,003.30                   8.00%
                     121-150                      6                      109,609.42                   0.27%
                     151-180                    327                    7,612,998.33                  18.64%
                     181-210                     23                      473,017.30                   1.16%
                     211-240                    830                   17,224,218.56                  42.18%
                     271-300                    338                   11,639,855.36                  28.51%
                                                ---                   -------------                  ------
                             Total            1,740                 $ 40,834,081.15                 100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           PREPAYMENT SENSITIVITIES

                                   50% of Prepayment         75% of Prepayment         100% of Prepayment
                                     Assumption (1)            Assumption (1)            Assumption (1)
                                      WAL/Maturity              WAL/Maturity              WAL/Maturity
          To Call
          A-1                          5.85  9/15                4.52  11/12               3.63  8/10
          A-2                          6.18  9/15                4.85  11/12               3.96  8/10
          M-1                         11.76  9/15                9.37  11/12               7.65  8/10
          M-2                         11.76  9/15                9.37  11/12               7.65  8/10
          B-1                         11.76  9/15                9.37  11/12               7.65  8/10
          B-2                         11.76  9/15                9.37  11/12               7.65  8/10

          To Maturity
          A-1                          6.00  7/22                4.68  12/19               3.77  6/17
          A-2                          6.41  5/23                5.12  12/21               4.25  6/19
          M-1                         12.33  5/23               10.00  12/21               8.28  6/19
          M-2                         12.33  5/23               10.00  12/21               8.28  6/19
          B-1                         12.33  5/23               10.00  12/21               8.28  6/19
          B-2                         12.55  6/24               10.34  6/24                8.66  6/24

                                   125% of Prepayment        150% of Prepayment        175% of Prepayment
                                     Assumption (1)            Assumption (1)            Assumption (1)
                                      WAL/Maturity              WAL/Maturity              WAL/Maturity
          To Call
          A-1                          2.82  10/08               2.25  6/07                1.83  1/06
          A-2                          3.15  10/08               2.57  6/07                2.14  5/06
          M-1                          6.88  10/08               6.29  6/07                5.79  5/06
          M-2                          6.88  10/08               6.29  6/07                5.79  5/06
          B-1                          6.88  10/08               6.29  6/07                5.79  5/06
          B-2                          6.88  10/08               6.29  6/07                5.79  5/06

          To Maturity
          A-1                          2.91  4/14                2.28  2/11                1.83  1/06
          A-2                          3.40  8/17                2.75  9/15                2.20  10/13
          M-1                          7.58  8/17                7.04  9/15                6.61  10/13
          M-2                          7.58  8/17                7.04  9/15                6.61  10/13
          B-1                          7.58  8/17                7.04  9/15                6.61  10/13
          B-2                          7.96  6/24                7.39  6/24                6.92  6/24

(1) The base prepayment assumption assumes a conditional prepayment rate of 0% per annum of the then outstanding principal balance of the Contracts in the first month of the life of the Contracts and an additional 1.14% (precisely, 16/14%) per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter, the conditional prepayment rate is 16%.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.